UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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NUZEE, INC.
(Name of Registrant as Specified in Its Charter)

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NuZee, Inc.
2865 Scott Street, Suite 101
Vista, CA 92081

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement ("Information Statement") is being furnished to holders of record of the outstanding common stock, par value $0.00001 per share (the "Common Stock"), of NUZEE, INC., a Nevada corporation (the "Company"), as of the close of business on March 10, 2017 pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").  This Information Statement relates to the Annual Meeting of Shareholders of the Company (the "Annual Meeting").  The Annual Meeting will be held at The Offices of NuZee, Inc., 2865 Scott Street, Suite 101, Vista, CA 92081 on Thursday, March 30, 2017, at 4:30 p.m., Pacific Time for the following purposes:

1.	To elect 1 director(s) to hold office until the next Annual Meeting of Shareholders; and
2.	To ratify the selection of Malone Bailey LLP as independent auditors for the 2017 fiscal year.

The Annual Meeting will include a presentation by management.

No proxies are being solicited for this meeting, and the Company requests that no proxies be sent to it.  You are encouraged to attend the meeting in person or send a personal representative who may vote your shares in your absence pursuant to a duly executed proxy in favor of such personal representative.  Please see the Information Statement submitted herewith which more fully describes the above matters.

This Information Statement is being furnished to you solely for the purpose of informing you of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C, and accordance with Section 78.320 of the Nevada Revised Statutes and the Company's governing documents.

Dated	March 10, 2017	By Order of the Board of Directors,

/s/ Masateru Higashida
Masateru Higashida, Secretary

NuZee, Inc.
2865 Scott Street, Suite 101
Vista, CA  92081

INFORMATION STATEMENT
FOR
ANNUAL METING OF SHAREHOLDERS
To Be Held March 30, 2017

This Notice and Information Statement and our 2016 Annual Report on Form 10-K are available online at http://mynuzee.com/investor-relations/financials/.

This Information Statement is furnished to shareholders of NuZee, Inc., a Nevada corporation (the "Company"), in connection with the Annual Meeting of Shareholders of the Company to be held at 4:30 p.m. Pacific Time on, Thursday, March 30, 2017 and all adjournments thereof (the "Annual Meeting").  This Information Statement is being mailed to shareholders on or about March 10, 2017.

The Annual Meeting will be held at The Offices of NuZee, Inc., at 2865 Scott Street Suite 101, Vista, CA, 92081.  Shareholders may attend the meeting in person, via web conference at www.teeplehall.meetinghub.com/Web/NuZeeSHMeet, or by sending a personal representative who may vote such shareholder's shares pursuant to a duly executed proxy in favor of such personal representative.

All shareholders as of the record date will receive an email 20 days prior to the Annual Meeting with instructions for attending the meeting via web conference.   Email notifications shall be sent to the last email address on record with the Company.  Any shareholder wishing to participate via web conference may send current contact information to the Company's legal counsel at Karen@TeepleHall.com.

Any shareholder voting by proxy may revoke it at any time before it is voted by written revocation delivered to the Company's Secretary, by voting in person or via web conference at the Annual Meeting or by giving a later proxy.  The Company is not soliciting proxies in connection with this Annual Meeting, and shareholders are requested not to send proxies to the Company.

OUTSTANDING CAPITAL STOCK

The record date for shareholders entitled to vote at the Annual Meeting is the close of business on March 10, 2017.  At the close of business on that date, the Company had issued, outstanding and entitled to vote at the meeting 32,934,185 shares of common stock, $00001 par value.

MATTERS TO BE ACTED UPON AT THE MEETING

The election of directors and the approval of the selection of independent public accountants are the only matters which the Board of Directors knows will be presented for consideration at the meeting.

QUORUM AND VOTING

The presence, in person or by proxy, of the holders of shares of common stock entitled to vote at the Annual Meeting representing a majority of the votes entitled to be cast is necessary to constitute a quorum at the Annual Meeting.  Each holder of shares of common stock is entitled to one vote, in person or by proxy, for each share held in such shareholder's name on the record date.  Assuming the presence of a quorum, the affirmative votes equal to at least a majority of the votes of holders of common stock entitled to vote at the Annual Meeting, in person or by proxy, are required for the election of directors and the approval of the selection of independent public accountants.  As to any other matters which may come before the meeting, a majority of the votes of holders of common stock cast at the Annual Meeting generally is required for approval.  Abstentions will be included in vote totals and, as such, will have the same effect on the matter voted upon as a negative vote.  Where nominee recordholders do not vote on directors or the other proposals because they did not receive specific instructions on such proposal from the beneficial owners of such shares ("broker nonvotes"), such broker nonvotes will not be included in vote totals and, as such, will have no effect on the action taken at the Annual Meeting.

The Company is not aware of any other proposals planned to be made at the Annual Meeting and has no current intention of making any additional proposals.  The chairman of the meeting shall determine the order of business at the Annual Meeting and the voting and other procedures to be observed.  The chairman is authorized to declare whether any business is properly brought before the meeting, and business not properly brought before the meeting may not be transacted.

NO DISSENTERS' RIGHTS

Pursuant to the Nevada Revised Statues, NRS 92A.300 to 92A.500 inclusive, NONE of the corporate actions described in this Information Statement will afford to stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

CORPORATE GOVERNANCE

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, taking into consideration the interests of all shareholders.  Members of the Board are kept informed of the Company's business by various reports sent or communicated to them regularly, as well as by operating and financial reports made at Board and Committee meetings by the President and other officers.

During 2016, the full Board met two times.  The Board has one Committee, an Audit Committee, which met one time in 2016.

The functions of the Audit Committee are to recommend to the Board of Directors the appointment of independent auditors for the Company and to analyze the reports and recommendations of such auditors. The committee also monitors the adequacy and effectiveness of the Company's financial controls and reporting procedures.  The Company established an Audit Committee in December 2013, after the end of our Fiscal 2013 year-end.  The Audit Committee does not meet on a regular basis, but only as circumstances require.  The Company has not designated any member of its Audit Committee as a Financial Expert.

COMPENSATION OF DIRECTORS

None of the Company's directors receives compensation for services provided to the Company as a director.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 10, 2017, the number and percentage of the Company's outstanding common shares owned by (i) each person known to us to beneficially own more than 5% of its outstanding common stock, (ii) each director, (iii) each named executive officer and significant employee, and (iv) all officers and directors as a group.

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class (1)
Executive Officers and Directors
Common	Masateru Higashida	14,276,125	43.474
Total of All Executive Officers and Directors		14,276,125	43.474
Shareholders Holding 5% or Greater
Common	Masateru Higashida	14,276,125	43.474
Common	Katsuyoshi Eguchi	1,817,966	5.520
Total of All Shareholders With 5% or Greater		16,094,091	48.994

(1)
 As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

The persons named above have full voting and investment power with respect to the shares indicated.  Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security.  Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

EXECUTIVE COMPENSATION

The following table sets for forth the compensation paid by us for the last three fiscal years. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any. The compensation discussed addresses all compensation awarded to, earned by, or paid or named executive officers.

SUMMARY COMPENSATION TABLE
Name and principal position (a)	Year (b)	Salary (US$) (c)	Bonus (US$) (d)	Stock Awards (US$) (e)	Option Awards (US$) (f)	Non-Equity Incentive Plan Compensation (US$) (g)	Nonqualified Deferred Compensation Earnings (US$) (h)	All Other Compensation (US$) (i)	Total (US$) (j)
Masateru Higashida President, CEO, CFO, COO, Secretary, Treasurer (1)	2016 2015	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0

PROPOSAL ONE
ELECTION OF DIRECTORS

Our Articles of Incorporation provide for a board of director of not less than one (1) and not more than thirteen (13) directors, the exact number being determined by our Board.  The number of members of our Board is currently one (1). The directors are elected for a term of one year.

Nominees

One director is to be elected at the Annual Meeting for the term ending in one year.  The Board has recommended the nomination of Masateru Higashida as director who has indicated his willingness to serve.

Masateru ("Masa") Higashida
Mr. Higashida started his career in the financial industry in Nagoya Japan in 1990 at Sun Credit Bureau.  He saw an opportunity to expand operations and in 2002 he moved to Seoul, Korea where he established Won Cashing  Mr. Higashida was the acting as President and CEO from of Won Cashing from 2002 until October 2010 when he successfully sold the company to a major Japanese financial institution.  Following the Won Cashing merger, Mr. Higashida moved to New Zealand and established iSpring LTD. to help provide quality drinking water in Japan following the Tsunami of 2011.  Mr. Higashida served as the President and CEO of iSpring from its inception in 2011 until 2013. Mr. Higashida helped establish NuZee in 2011 to market and distribute quality products in the United States.  Mr. Higashida was appointed as NuZee's President and CEO in 2014, and continues to serve in those positions today.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and any persons who own more than 10% of the Company's common stock to file with the Securities and Exchange Commission reports of ownership and changes in ownership of such securities.  Based on representations from such persons, the Company believes that there were delinquent filings under Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") by our officers and directors of the Company.  Those filings will be made forthwith.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF Malone Bailey LLP
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected, and recommends the approval of the appointment of, Malone Bailey LLP ("Malone") as our independent public accounting firm for the fiscal year ending September 30, 2016.

Although the appointment of an independent public accounting firm is not required to be submitted to a vote of shareholders, the Board recommended that the appointment be submitted to our shareholders for approval.  If our shareholders do not approve the appointment of Malone Bailey, LLP, the Board will consider the appointment of another independent public accounting firm.

Independent Registered Public Accounting Firm's Fees

Malone Bailey LLP billed us as set forth in the table below for professional services rendered for the review of our quarterly and annual financial statements included in our quarterly reports on Form 10-Q and annual reports on Form 10-K, and for work on other SEC filings.

	2016	2015
FEE CATEGORY
Audit Fees (Malone & Bailey)	$43,922	$36,500
Tax Fee	-	-
Audit-Related Fees	-	-
TOTAL FEES	$43,922	$36,500

Besides the Audit Fees, there were no additional fees billed by Malone pursuant to professional services rendered for the review of our financial statements.

Our Audit Fees for 2016 and 2015 were $0 and $36,500, respectively.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission").  Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

The following documents as filed with the Commission by the Company are incorporated herein by reference:

●     Our Annual Report on Form 10-K for the fiscal year ended September 30, 2016, filed with the SEC on 12/29/2016;

●     Our Quarterly Reports on Form 10-Q for the fiscal quarters ended 6/30/2016, 3/31/2016,and 12/31/2015 filed with the SEC on 8/15/2016, 5/11/16 and 2/16/2016;

●     Our Current Reports on Form 8-K filed with the SEC on 1/20/2017.

SHAREHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at NUZEE, INC., NuZee, Inc., 2865 Scott Street, Suite 101, Vista, CA 92081, telephone (760) 295-2408.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company's principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company's principal executive offices.

OTHER MATTERS

The Board knows of no other matters that will be prepared for consideration at the Annual Meeting.  If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy intend to vote on those matters in accordance with their best judgment.

FINANCIAL STATEMENTS

Financial Statements, the Notes to Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations for 2016 with comparisons to 2015 and other relevant information are included in the Company's 2016 Annual Report to Shareholders which accompanies this Information Statement and are incorporated herein by reference.

DISCRETIONARY AUTHORITY

At the time of mailing this Information Statement, the Board of Directors was not aware of any other matters which might be presented at the meeting.  If any matter not described in this Information Statement should properly be presented, the person's name in the accompanying form of proxy will vote such proxy in accordance with their judgment.

Dated:	March 10, 2017	By Order of the Board of Directors,

/s/ Masateru Higashida
Masateru Higashida, Secretary